Exhibit 99.2

Unaudited Quarterly Pro Forma
Condensed Combined Statements of Operations
For the quarters ended March 31, 2007, June 30, 2007, September 30, 2007,
December 31, 2007 and March 31, 2008
(amounts in thousands)

The information previously reported in connection with the Amended Current Report on Form 8-K filed by SureWest Communications (“SureWest”) with the Securities and Exchange Commission on April 28, 2008 related to SureWest’s acquisition of Everest Broadband, Inc. (“Everest”); to include the pro forma financial information as required under Item 9.01 (b) and related exhibits under Item 9.01 (d), for the fiscal year ended December 31, 2007 has been updated to provide supplemental quarterly pro forma statement of operations information for the 2007 periods and the first quarter of 2008.

The following supplemental unaudited quarterly pro forma condensed combined statements of operations are based on the Company’s historical consolidated financial statements and Everest’s historical consolidated financial statements and have been adjusted to give effect of the Company’s acquisition of Everest which was consummated on February 13, 2008. The purchase price of $175,536, excluding expenses, was paid in cash, a portion of which was funded with debt proceeds as more fully described below. The unaudited quarterly pro forma condensed combined statements of operations for the quarters ended March 31, 2007, June 30, 2007, September 30, 2007, December 31, 2007 and March 31, 2008 give effect as if the acquisition had occurred on January 1, 2007. The unaudited quarterly condensed combined pro forma financial information reflects the purchase of Everest as an acquisition of a business and represents a current estimate of the financial information based on available information from the Company and Everest.

In connection with the acquisition of Everest on February 13, 2008, the Company entered into a Second Amended and Restated Credit Agreement for a $240,000 credit facility (the “Credit Agreement”) with CoBank, ACB (“CoBank”), in its capacity as administrative agent, as lead arranger, as issuing lender, as swingline lender and as a lender (together with each other lender from time to time party thereto, the “Lenders”). The Credit Agreement restates and replaces the credit agreement entered into by the Company and CoBank on May 14, 2007 (the “Previous Credit Agreement”). The credit facilities under the Credit Agreement were used in part to fund the acquisition of Everest and any remaining amounts are available for the Company’s general corporate purposes. The Credit Agreement includes (i) a $60,000 revolving loan facility (the “Revolving Loan Facility”), which includes a $25,000 subfacility for the issuance of letters of credit for the Company’s account and a $20,000 subfacility for swingline (same-day) loans, (ii) a $120,000 term loan facility (the “Term Loan A Facility”), which includes the $40,000 term loan previously advanced by CoBank to the Company under the Previous Credit Agreement (such term loan, the “Original Term Loan A”) and (iii) a $60,000 term loan facility (the “Term Loan B Facility”). The Revolving Loan Facility and the Term Loan A Facility have a term of approximately 4.25 years, and all amounts outstanding under the Revolving Loan Facility and the Term Loan A Facility will be due and payable on May 1, 2012. The Term Loan B Facility has a term of 1 year, and all amounts outstanding under the Term Loan B Facility will be due and payable on February 12, 2009. The Company used all of the available borrowings under the Term Loan A Facility of $80,000 and the Term Loan B Facility of $60,000 and an additional $4,000 under the Revolving Loan Facility, plus cash on hand of $32,000 were used to fund the purchase of Everest.

The unaudited quarterly pro forma information includes adjustments to record the assets and liabilities of Everest at their estimated fair market values and is subject to adjustment as additional information becomes available and as additional analyses are performed. To the extent there are significant changes to Everest’s business, the assumptions and estimates herein could change significantly. The pro forma financial information is presented for illustrative purposes only under one set of assumptions and does not reflect the financial results of the combined companies had consideration been given to other assumptions or to the impact of possible operating efficiencies, asset dispositions, and other factors. Further, the unaudited quarterly pro forma financial information does not necessarily reflect the historical results of the combined company that actually would have occurred had the acquisition been in effect during the periods indicated or that may be obtained in the future. The unaudited quarterly pro forma condensed combined financial statements should be read in conjunction with “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the historical financial statements, including the related notes, of SureWest covering these periods included in SureWest’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, and the quarterly report on Form 10-Q for the quarter ended March 31, 2008, as well as the historical financial statements of Everest and the combined financial statements of Everest Connections, LLC, Everest Holdings I, LLC, Everest Holdings III, LLC and subsidiaries included elsewhere in this current report.

On May 9, 2008, the Company, SureWest Wireless, a wholly-owned direct subsidiary of the Company (“SWW”), and West Coast PCS LLC, a wholly-owned direct subsidiary of SWW (“West Coast” and together with SWW, the “Sellers”) sold the operating assets of SWW to Cellco Partnership, a Delaware general partnership doing business as Verizon Wireless (“Verizon”). The purchased assets do not include Sellers owned communication towers. The asset purchase agreement provides for an aggregate purchase price of $69,000, subject to a working capital adjustment. On May 14, 2008, $34,000 of the proceeds from the sale of the SWW assets was used to pay down $30,000 and $4,000 of the Term B Note and Revolver Loan Facility, respectively, as discussed above. Due to the significance of this transaction, the Company has included additional pro forma information to reflect the classification of the SWW operations as discontinued operations.

SureWest Communications
Unaudited Pro Forma Condensed Combined Statements of Operations
(Amounts in thousands, except per share amounts)

	Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations
	Quarter Ended March 31, 2007	Quarter Ended June 30, 2007	Quarter Ended September 30, 2007	Quarter Ended December 31, 2007	Quarter Ended March 31, 2008

Operating revenues:
Broadband	$30,804	$32,155	$32,464	$33,188	$34,599
Telecom	26,361	27,249	26,197	26,175	24,578
Total operating revenues	57,165	59,404	58,661	59,363	59,177
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	22,593	21,593	22,325	22,534	22,816
Customer operations and selling	8,099	7,991	7,823	8,167	8,337
General and administrative	9,066	9,432	8,522	8,456	10,361
Depreciation and amortization	13,667	14,658	14,972	13,427	13,376
Impairment loss on LMDS and related assets	-	-	-	5,454	-
Total operating expenses	53,425	53,674	53,642	58,038	54,890
Income from operations	3,740	5,730	5,019	1,325	4,287
Other income (expense):
Investment income	101	391	444	447	120
Interest expense	(4,028)	(3,367)	(3,398)	(3,359)	(3,565)
Other, net	63	(354)	(227)	(14)	(27)
Total other income (expense), net	(3,864)	(3,330)	(3,181)	(2,926)	(3,472)
Income (loss) from continuing operations before income taxes	(124)	2,400	1,838	(1,601)	815
Income tax expense (benefit)	(125)	412	540	(1,301)	472
Income (loss) from continuing operations	$1	$1,988	$1,298	$(300)	$343

Basic earnings (loss) per common share:
Income (loss) from continuing operations	$0.00	$0.14	$0.09	$(0.02)	$0.02

Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$0.00	$0.14	$0.09	$(0.02)	$0.02

Shares of common stock used to calculate earnings per share:
Basic	14,423	14,440	14,459	14,467	14,310
Diluted	14,545	14,490	14,507	14,467	14,329

Other Data:
Operating EBITDA (h)	$17,407	$20,388	$19,991	$20,206	$17,663

See accompanying notes to the unaudited pro forma condensed combined statements of operations.

SureWest Communications
Unaudited Pro Forma Condensed Combined Statements of Operations
For the Three Months Ended March 31, 2007
(Amounts in thousands, except per share amounts)
	SureWest Communications	Everest Broadband, Inc.	Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Wireless		Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$16,422	$14,352	$(73)	(f)	$30,701	$103	(g)	$30,804
Telecom	26,361	-	-		26,361			26,361
Wireless	8,201	-	-		8,201	(8,201)	(g)	-
Total operating revenues	50,984	14,352	(73)		65,263	(8,098)		57,165
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	18,750	4,717	3,022	(f)	26,489	(3,896)	(g)	22,593
Customer operations and selling	8,875	-	1,335	(f)	10,210	(2,111)	(g)	8,099
General and administrative	8,581	5,282	(226)	(a)	9,207	(141)	(g)	9,066
		-	(4,430)	(f)
Depreciation and amortization	13,788	3,375	(783)	(b)	16,380	(2,713)	(g)	13,667
Impairment loss on LMDS and related assets	-	-	-		-	-		-
Total operating expenses	49,994	13,374	(1,082)		62,286	(8,861)		53,425
Income from operations	990	978	1,009		2,977	763		3,740
Other income (expense):
Investment income	506	10	(406)	(c)	110	(9)	(g)	101
Interest expense	(1,401)	(1,619)	(981)	(d)	(4,001)	(27)	(g)	(4,028)
Other, net	(204)	114	-		(90)	153	(g)	63
Total other income (expense), net	(1,099)	(1,495)	(1,387)		(3,981)	117		(3,864)
Income (loss) from continuing operations before income taxes	(109)	(517)	(378)		(1,004)	880	(g)	(124)
Income tax expense (benefit)	(161)	(132)	(153)	(e)	(446)	321	(g)	(125)
Income (loss) from continuing operations	$52	$(385)	$(225)		$(558)	$559		$1

Basic earnings (loss) per common share:
Income (loss) from continuing operations	$0.00	n/a	n/a		$(0.04)	n/a		$0.00

Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$0.00	n/a	n/a		$(0.04)	n/a		$0.00

Shares of common stock used to calculate earnings per share:
Basic	14,423	n/a	n/a		14,423	n/a		14,423
Diluted	14,545	n/a	n/a		14,423	n/a		14,545

Other Data:
Operating EBITDA (h)	$14,778	$4,353	$226		$19,357	$(1,950)		$17,407

See accompanying notes to the unaudited pro forma condensed combined statements of operations.

SureWest Communications
Unaudited Pro Forma Condensed Combined Statements of Operations
For the Quarter Ended June 30, 2007
(Amounts in thousands, except per share amounts)

	SureWest Communications	Everest Broadband, Inc.	Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Wireless		Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$17,069	$14,983	$(21)	(f)	$32,031	$124	(g)	$32,155
Telecom	27,249	-	-		27,249			27,249
Wireless	8,115	-	-		8,115	(8,115)	(g)	-
Total operating revenues	52,433	14,983	(21)		67,395	(7,991)		59,404
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	17,685	4,738	3,289	(f)	25,712	(4,119)	(g)	21,593
Customer operations and selling	8,355	-	1,439	(f)	9,794	(1,803)	(g)	7,991
General and administrative	9,696	5,630	(226)	(a)	10,351	(919)	(g)	9,432
		-	(4,749)	(f)
Depreciation and amortization	14,275	3,433	(222)	(b)	17,486	(2,828)	(g)	14,658
Impairment loss on LMDS and related assets	-	-	-		-	-		-
Total operating expenses	50,011	13,801	(469)		63,343	(9,669)		53,674
Income from operations	2,422	1,182	448		4,052	1,678		5,730
Other income (expense):
Investment income	1,157	16	(757)	(c)	416	(25)	(g)	391
Interest expense	(1,699)	(1,464)	(186)	(d)	(3,349)	(18)	(g)	(3,367)
Other, net	(69)	(254)	-		(323)	(31)	(g)	(354)
Total other income (expense), net	(611)	(1,702)	(943)		(3,256)	(74)		(3,330)
Income (loss) from continuing operations before income taxes	1,811	(520)	(495)		796	1,604	(g)	2,400
Income tax expense (benefit)	26	(133)	(200)	(e)	(307)	719	(g)	412
Income (loss) from continuing operations	$1,785	$(387)	$(295)		$1,103	$885		$1,988

Basic earnings (loss) per common share:
Income (loss) from continuing operations	$0.12	n/a	n/a		$0.08	n/a		$0.14

Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$0.12	n/a	n/a		$0.08	n/a		$0.14

Shares of common stock used to calculate earnings per share:
Basic	14,440	n/a	n/a		14,440	n/a		14,440
Diluted	14,490	n/a	n/a		14,490	n/a		14,490

Other Data:
Operating EBITDA (h)	$16,697	$4,615	$226		$21,538	$(1,150)		$20,388

See accompanying notes to the unaudited pro forma condensed combined statements of operations.

SureWest Communications
Unaudited Pro Forma Condensed Combined Statements of Operations
For the Quarter Ended September 30, 2007
(Amounts in thousands, except per share amounts)
	SureWest Communications	Everest Broadband, Inc.	Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Wireless		Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$17,523	$14,882	$(48)	(f)	$32,357	$107	(g)	$32,464
Telecom	26,197	-	-		26,197			26,197
Wireless	7,929	-	-		7,929	(7,929)	(g)	-
Total operating revenues	51,649	14,882	(48)		66,483	(7,822)		58,661
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	18,388	4,760	3,120	(f)	26,268	(3,943)	(g)	22,325
Customer operations and selling	8,632	-	1,424	(f)	10,056	(2,233)	(g)	7,823
General and administrative	8,461	5,451	(226)	(a)	9,094	(572)	(g)	8,522
		-	(4,592)	(f)
Depreciation and amortization	14,288	3,550	(249)	(b)	17,589	(2,617)	(g)	14,972
Impairment loss on LMDS and related assets	-	-	-		-	-		-
Total operating expenses	49,769	13,761	(523)		63,007	(9,365)		53,642
Income from operations	1,880	1,121	475		3,476	1,543		5,019
Other income (expense):
Investment income	777	45	(377)	(c)	445	(1)	(g)	444
Interest expense	(1,684)	(1,573)	(127)	(d)	(3,384)	(14)	(g)	(3,398)
Other, net	(147)	(95)	-		(242)	15	(g)	(227)
Total other income (expense), net	(1,054)	(1,623)	(504)		(3,181)	-		(3,181)
Income (loss) from continuing operations before income taxes	826	(502)	(29)		295	1,543	(g)	1,838
Income tax expense (benefit)	90	(128)	(12)	(e)	(50)	590	(g)	540
Income (loss) from continuing operations	$736	$(374)	$(17)		$345	$953		$1,298

Basic earnings (loss) per common share:
Income (loss) from continuing operations	$0.05	n/a	n/a		$0.02	n/a		$0.09

Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$0.05	n/a	n/a		$0.02	n/a		$0.09

Shares of common stock used to calculate earnings per share:
Basic	14,459	n/a	n/a		14,459	n/a		14,459
Diluted	14,507	n/a	n/a		14,507	n/a		14,507

Other Data:
Operating EBITDA (h)	$16,168	$4,671	$226		$21,065	$(1,074)		$19,991

See accompanying notes to the unaudited pro forma condensed combined statements of operations.

SureWest Communications
Unaudited Pro Forma Condensed Combined Statements of Operations
For the Quarter Ended December 31, 2007
(Amounts in thousands, except per share amounts)

	SureWest Communications	Everest Broadband, Inc.	Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.	Pro Forma Adjustments to Reflect the Disposition of SureWest Wireless		Pro Forma Combined SureWest Communications and Everest Broadband, Inc. from Continuing Operations

Operating revenues:
Broadband	$17,694	$15,358	$(19)	(f)	$33,033	$155	(g)	$33,188
Telecom	26,175	-	-		26,175			26,175
Wireless	7,882	-	-		7,882	(7,882)	(g)	-
Total operating revenues	51,751	15,358	(19)		67,090	(7,727)		59,363
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	18,567	4,725	2,593	(f)	25,885	(3,351)	(g)	22,534
Customer operations and selling	9,289	-	1,418	(f)	10,707	(2,540)	(g)	8,167
General and administrative	8,730	7,839	(226)	(a)	9,082	(626)	(g)	8,456
		-	(3,231)	(a)
		-	(4,030)	(f)
Depreciation and amortization	12,660	3,598	(143)	(b)	16,115	(2,688)	(g)	13,427
Impairment loss on LMDS and related assets	5,454	-	-		5,454	-		5,454
Total operating expenses	54,700	16,162	(3,619)		67,243	(9,205)		58,038
Income from operations	(2,949)	(804)	3,600		(153)	1,478		1,325
Other income (expense):
Investment income	707	48	(307)	(c)	448	(1)	(g)	447
Interest expense	(1,645)	(3,213)	1,513	(d)	(3,345)	(14)	(g)	(3,359)
Other, net	280	(157)	-		123	(137)	(g)	(14)
Total other income (expense), net	(658)	(3,322)	1,206		(2,774)	(152)		(2,926)
Income (loss) from continuing operations before income taxes	(3,607)	(4,126)	4,806		(2,927)	1,326	(g)	(1,601)
Income tax expense (benefit)	(2,819)	(1,057)	1,945	(e)	(1,931)	630	(g)	(1,301)
Income (loss) from continuing operations	$(788)	$(3,069)	$2,861		$(996)	$696		$(300)

Basic earnings (loss) per common share:
Income (loss) from continuing operations	$(0.05)	n/a	n/a		$(0.07)	n/a		$(0.02)

Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$(0.05)	n/a	n/a		$(0.07)	n/a		$(0.02)

Shares of common stock used to calculate earnings per share:
Basic	14,467	n/a	n/a		14,467	n/a		14,467
Diluted	14,467	n/a	n/a		14,467	n/a		14,467

Other Data:
Operating EBITDA (h)	$15,165	$2,794	$3,457		$21,416	$(1,210)		$20,206

See accompanying notes to the unaudited pro forma condensed combined statements of operations.

SureWest Communications
Unaudited Pro Forma Condensed Combined Statements of Operations
For the Quarter Ended March 31, 2008
(Amounts in thousands, except per share amounts)

	SureWest Communications	Everest Broadband, Inc. (period 1/31/08 thru 2/13/08)		Pro Forma Adjustments		Pro Forma Combined SureWest Communications and Everest Broadband, Inc.

Operating revenues:
Broadband	$27,042	$7,599		(42)	(f)	$34,599
Telecom	24,578					24,578
Total operating revenues	51,620	7,599		(42)		59,177
Operating expenses:
Cost of services and products (exclusive of depreciation and amortization)	18,968	2,486		1,362	(f)	22,816
Customer operations and selling	7,570			767	(f)	8,337
General and administrative	10,257	10,480		(167)	(a)	10,361
				(8,038)	(a)
				(2,171)	(f)
Depreciation and amortization	12,184	1,757		(565)	(b)	13,376
Impairment loss on LMDS and related assets	-	-		-		-
Total operating expenses	48,979	14,723		(8,812)		54,890
Income from operations	2,641	(7,124)		8,770		4,287
Other income (expense):
Investment income	334	20		(234)	(c)	120
Interest expense	(2,755)	(4,562)		3,752	(d)	(3,565)
Other, net	1	(28)				(27)
Total other income (expense), net	(2,420)	(4,570)		3,518		(3,472)
Income (loss) from continuing operations before income taxes	221	(11,694)		12,288		815
Income tax expense (benefit)	232	(4,734)	(e)	4,974	(e)	472
Income (loss) from continuing operations	$(11)	$(6,960)		$7,314		$343

Basic earnings (loss) per common share:
Income (loss) from continuing operations	$(0.00)	n/a		n/a		$0.02

Diluted earnings (loss) per common share:
Income (loss) from continuing operations	$(0.00)	n/a		n/a		$0.02

Shares of common stock used to calculate earnings per share:
Basic	14,310	n/a		n/a		14,310
Diluted	14,310	n/a		n/a		14,329

Other Data:
Operating EBITDA (h)	$14,825	$(5,367)		$8,205		$17,663

See accompanying notes to the unaudited pro forma condensed combined statements of operations.

NOTES TO THE UNAUDITED QUARTERLY PRO FORMA CONDENSED
COMBINED STATEMENTS OF OPERATIONS (Amounts in thousands)

1.   Description of Transaction and Basis of Presentation

On February 13, 2008, SureWest Communications (“SureWest” or the “Company”) completed the acquisition of all of the outstanding stock of Everest Broadband, Inc. (“Everest”). The assets and liabilities of Everest will be recorded as of the acquisition date at their estimated fair values. The reported consolidated financial condition and results of operations of SureWest after the completion of the acquisition will reflect these values, but will not be restated retroactively to reflect the historical consolidated financial position or results of operations of Everest. Under the terms of the Acquisition Agreement, SureWest paid $175,536 in cash at closing to Everest’s stockholders and warrant holders, of which $17,300 was contributed to and remains subject to an escrow fund, half of which will be available for 6 months and the balance of which will be available for 12 months, less the amount of any pending claims, in each case, following the closing of the acquisition to indemnify SureWest and related indemnities for certain matters, including breaches of representations and warranties and covenants made by Everest in the acquisition agreement.

2.   Sale of SureWest Wireless Operating Assets

On May 9, 2008, the Company sold the operating assets of its Wireless business, SureWest Wireless, to Verizon Wireless (“Verizon”) for an aggregate cash purchase price of $69,000, subject to a post-closing working capital adjustment. Under the asset purchase agreement, Verizon will acquire the spectrum licenses and operating assets of SureWest Wireless, excluding the Company’s owned communication towers.

Commencing with the first quarter of 2008, the results of the SureWest Wireless business to be sold are presented as discontinued operations in the Company’s consolidated financial statements. Additional pro forma information has been provided in the unaudited pro forma condensed combined statements of operations to reflect the classification of the operations of SureWest Wireless as discontinued. The operations of the Company’s owned communication towers included in the SureWest Wireless assets and results will be retained by the Company. As such these amounts have not been adjusted in the pro forma condensed combined financial statements.

3.   Pro Forma Adjustments

Following are the quarterly pro forma adjustments made to the unaudited pro forma condensed combined statements of operations for the periods presented:

(a)	The following adjustments have been made to reduce the historical operating expenses:

	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Executive management	$226	$226	$226	$226	$167
Removal of divestiture-related expenses	-	-	-	3,231	8,038
	$226	$226	$226	$3,457	$8,205

In connection with the acquisition of Everest, certain members of management were identified as being redundant to the overall combined operations. The compensation expenses associated with these members have been eliminated in the pro forma results. Severance related costs associated with these identified members of management have been accrued for in the Company's purchase accounting in accordance with the Emerging Issues Task Force Issue No 95-3, Recognition of Liabilities in Connection with a Purchase Business Combination.

The removal of the divestiture-related expenses represents the elimination of non-recurring legal and professional fees associated with the sale of Everest which were incurred by Everest.

(b)
Historical depreciation for the quarters has been adjusted to reflect post-acquisition date assumptions. Pro forma depreciation expense for Everest is based on the estimated fair value of the acquired assets based on the Company's preliminary purchase accounting and weighted average remaining life of the assets acquired. Asset useful lives were reviewed and where necessary were adjusted to their estimated useful life. These changes in depreciation assumptions are subject to final purchase price allocation pursuant to the valuation efforts.

(c)	The reduction to the pro forma interest income is due to the reduction of cash necessary to purchase Everest.

(d)
Pro forma interest expense includes interest on $80,000 of Term Loan A Facility for the entire year, $60,000 of Term Loan B Facility for the entire year, $4,000 of the Revolving Loan Facility for the entire year and $32,000 of the Revolving Loan Facility for the first two months of 2007. The interest rate of 4.5% was the rate at February 13, 2008 at the close of the acquisition. The $32,000 of the Revolving Loan Facility is assumed to be paid off with a portion of the proceeds from the sale of SureWest Directories on February 28, 2007. The adjustment to interest expense is as follows:

	Quarter Ended
	March 31, 2007	June 30, 2007	September 30, 2007	December 31, 2007	March 31, 2008
Pro forma interest expense	$2,600	$1,650	$1,700	$1,700	$810
Less:
Historical interest expense at Everest	(1,619)	(1,464)	(1,573)	(3,213)	(4,562)
	$981	$186	$127	$(1,513)	$(3,752)

(e)	Pro forma income tax expense is based on the estimated combined effective rate of 40.48%.

(f)	Reclass of various expenses in order to conform with the Company’s classification policy.

(g)	Reflects the classification of the SureWest Wireless operations as discontinued operations.

(h)
Operating EBITDA represents net income (loss) excluding amounts for income taxes, depreciation and all other non-operating income/expenses, and is a common measure of operating performance in the telecommunications industry. In addition, for the quarter ended December 31, 2007, the Company has also excluded the non-cash impairment charge relating to its LMDS licenses. Operating EBITDA is not a measure of financial performance under United States generally accepted accounting principles, and should not be considered in isolation or as a substitute for consolidated net income (loss) as a measure of performance.